Supplement dated April 30, 2019 to the
Spinnaker® Choice Variable Annuity Prospectus dated May 1, 2008 as supplemented

Important Note: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by logging into your account through symetra.com.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-796-3872. Your election to receive reports in paper will apply to all portfolios available under your contract.

On or about May 1, 2019, the investment adviser for Franklin Small Cap Value VIP Fund was changed to Franklin Mutual Advisers, LLC.

The disclosure regarding certain Dreyfus portfolios is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	The fund seeks long-term capital appreciation.	The Dreyfus Corporation
Dreyfus Stock Index Fund, Inc.
Dreyfus Stock Index Fund, Inc. - Service Shares	The fund seeks to match the total return of the Standard & Poor’s® 500 Index.	The Dreyfus Corporation Mellon Investments Corporation is the fund's index fund manager.

The disclosure regarding certain Fidelity Variable Insurance Product portfolios is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Fidelity® Variable Insurance Products
Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Asset Manager Portfolio seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM),
FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

Fidelity® VIP ContrafundSM Portfolio - Initial Class	Fidelity® VIP ContrafundSM Portfolio seeks long-term capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.